UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                   ----------


      Date of Report (Date of earliest event reported): October 24, 2006


                          PEOPLES BANCORPORATION, INC.




Incorporated under the    Commission File No. 000-20616      I.R.S. Employer
laws of South Carolina                                       Identification No.
                                                                 57-0951843




                              1818 East Main Street

                          Easley, South Carolina 29640

                            Telephone: (864) 859-2265

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

         On October 24, 2006, the Company or one of its subsidiaries entered into Salary Continuation Agreements with each of Robert E. Dye, Jr., Daniel B. Minnis, C. Kyle Thomas, William B. West and L. Andrew Westbrook, III. The agreements provide for payments to such persons that vest over time upon retirement, disability, death, change in control or early termination of employment. The agreements are filed with this Form 8-K as exhibits.


Section 9 -   Financial Statements and Exhibits

Section 9.01  Financial Statements and Exhibits

Exhibit 10-1 Salary Continuation Agreement between the Company and Robert E. Dye, Jr., dated October 24, 2006

Exhiibt 10-2   Salary  Continuation  Agreement between the Company and Daniel B.
               Minnis, dated October 24, 2006

Exhibit 10-3 Salary Continuation Agreement between the Company and C. Kyle Thomas, dated October 24, 2006

Exhibit 10-4 Salary Continuation Agreement between the Company and William B. West, dated October 24, 2006

Exhibit 10-5 Salary Continuation Agreement between the Company and L. Andrew Westbrook, III, dated October 24, 2006







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


SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  PEOPLES BANCORPORATION, INC.
                                  (Registrant)



Date: October 30, 2006         By: /s/ Robert E. Dye, Jr.
                                  ----------------------------------------------
                                  Robert E. Dye, Jr.
                                  Senior Vice President (Principal Financial
                                   and Principal Accounting Officer)


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

                                  EXHIBIT INDEX


Exhibit 10-1 Salary Continuation Agreement between the Company and Robert E. Dye, Jr., dated October 24, 2006

Exhiibt 10-2   Salary  Continuation  Agreement between the Company and Daniel B.
               Minnis, dated October 24, 2006

Exhibit 10-3 Salary Continuation Agreement between the Company and C. Kyle Thomas, dated October 24, 2006

Exhibit 10-4 Salary Continuation Agreement between the Company and William B. West, dated October 24, 2006

Exhibit 10-5 Salary Continuation Agreement between the Company and L. Andrew Westbrook, III, dated October 24, 2006

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